UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 28, 2025

MARWYNN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-42554	99-1867981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12 Chrysler Unit C Irvine,CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 949-706-9966

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Symbol(s) on which registered	Trading	Name of each exchange
Common Stock, par value $0.001 per share	MWYN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On October 28, 2025, Marwynn Holdings, Inc. (the “Company”) entered into and closed a stock purchase agreement (the “Agreement”) with certain investors (collectively, the “Subscribers”), pursuant to which the Subscribers agreed, subject to the terms and conditions of the Agreement, to purchase an aggregate of 3,140,800 shares of common stock, par value $0.001 per share (the “Shares”), at a purchase price of $0.45 per Share, for aggregate gross proceeds of approximately $1,413,360 (the “Offering”).

The Agreement includes customary representations, warranties, and covenants by the Company and the Subscribers. In addition, pursuant to the Agreement, the Company has agreed to certain piggyback registration rights with respect to the Shares sold in the Offering (the “Registrable Securities”) to allow Subscribers to include their Registrable Securities in public offerings of securities of the Company (including, but not limited to, registration statements related to secondary offering of securities of the Company). The Company will bear the expenses incurred in connection with the filing of any registration statements related to the Registrable Securities.

Each Subscriber has represented that it is an accredited investor within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (“Securities Act”), and has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the Subscriber’s purchase as contemplated by the Agreement.

The foregoing descriptions of the Agreements do not purport to be complete and are qualified in its entirety by reference to the full text of such document attached as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Shares to be issued under the Agreements are made in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and/or Regulation S as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act as promulgated by the SEC under the Securities Act. The Offering is not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by any investor in connection with the Offering. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Stock Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marwynn Holdings, Inc.

	By:	/s/ Yin Yan
	Name:	Yin Yan
Date: October 29, 2025	Title:	Chief Executive Officer and Chairperson

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